ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

December 28, 1999

Dear Shareholder:

This report contains a portfolio review and the investment performance for the Alliance Global Environment Fund (the "Fund") for the annual reporting period ended October 31, 1999.

INVESTMENT RESULTS
The following table provides your Fund's investment results for the six- and 12-month periods ended October 31, 1999. For comparison purposes, relevant performance data is also provided for the Fund's benchmark index, the unmanaged First Analysis Securities Corporation ("FASC") Environmental Index, a broad-based index of companies in the environmental industry. In addition, we have provided investment results for the unmanaged Standard & Poor's 500 Stock Index (the "S&P 500"), a broad measure of the U.S. stock market.

For the six months ended October 31, 1999, your Fund's Class A shares' return of -13.85% outperformed the FASC Environmental Index's return of -20.67%, but underperformed the S&P 500's gain of 2.74%. Over the 12-month period ended October 31, 1999, your Fund's Class A shares' return of 8.21% outperformed the 4.82% gain in the FASC Environmental Index, but underperformed the 25.66% advance in the S&P 500. On October 31, 1999, the per-share net asset value
(NAV) for your Fund's Class A shares was $5.66.

The performance of your Fund versus the FASC Environmental Index during the six-month reporting period reflects gains in a number of holdings in the Fund's portfolio. These holdings include General Electric Co. (up 28.6% for the period), AES Corp. (up 12.9%), Cuno Inc. (up 9.2%), Graco Inc. (up 6.3%), Millipore Corp. (up 3.9%), and OM Group Inc. (up 3.1%). It is interesting to note that three of these holdings represent major strategic themes of the Fund. For instance, Cuno and Millipore are filtration companies serving the global water treatment industry, while AES is an independent power producer. In addition, Cuno, Millipore, and AES all benefited from the recoveries now underway in developing economies in Asia and South America. Graco and OM Group benefit as manufacturers change their product designs to incorporate environmentally friendly materials. Lastly, General Electric is a diversified company that benefits from the growth in power generation as a supplier to that industry.

Your Fund outperformed its benchmark during the 12-month period ended October 31, 1999 because of gains in the Fund's holdings previously discussed. In addition, the Fund benefited from strong performance by Sealed Air Corp. (up 56.3% for the 12 months ended October 31, 1999), Brambles Industries Ltd. (up 28.7%), and United Technologies Corp. (up 27.0%). Sealed Air (one of the Fund's ten largest holdings) is a packaging company that enables customers to reduce corrugated packaging waste, while Brambles Industries is a diversified Australian company. United Technologies is a diversified beneficiary company.

Your Fund's performance trailed that of the S&P 500 over the six- and 12-month periods ended October 31, 1999. Many of the environmental and beneficiary holdings in the Fund underperformed the S&P 500 during the six- and 12-month periods. These holdings include Waste Management Inc. (down 67.5% for the six months and down 59.3% for the 12 months ended October 31, 1999), Waste Connections Inc. (-41.5% and -18.8%), TETRA Technologies Inc. (-34.4% and -21.8%), Minerals Technologies Inc. (-20.1% and -5.3%), and Ecolab Inc. (-19.4% and -13.2%).


INVESTMENT RESULTS*
Periods Ended October 31, 1999
                                        TOTAL RETURNS
                                    6 MONTHS      12 MONTHS
                                   ----------    -----------
ALLIANCE GLOBAL ENVIRONMENT FUND
  Class A                           -13.85%          8.21%
  Class B                           -14.15%          7.50%
  Class C                           -14.09%          7.55%

FASC ENVIRONMENTAL INDEX            -20.67%          4.82%

S&P 500                               2.74%         25.66%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS


1


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED FASC ENVIRONMENTAL INDEX IS A BROAD-BASED INDEX OF COMPANIES IN THE ENVIRONMENTAL INDUSTRY. THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


INVESTMENT ACTIVITY
Overall, the Fund's holdings remain concentrated in what we perceive to be the growing segments of the environmental services industry. In particular, the Fund's holdings are concentrated in those areas driven by economics (rather than those areas driven by government regulations) as well as existing, enforced statutes (as opposed to anticipated actions by lawmakers). This focus has led to two primary themes within the Fund: domestic solid waste collection and disposal services, and water treatment equipment and services.

We believe that domestic solid waste industry fundamentals remain attractive, particularly for small- and mid-sized companies focused on regional integration of collection and disposal services. Internal growth remains strong (in the mid-single-digit range), but acquisition activity has abated somewhat and purchase prices are now declining. As of October 31, 1999, the Fund had approximately 11% of its total assets invested in the solid waste segment, with significant holdings in Waste Connections and Waste Management. We believe that these companies are among those most likely to benefit from favorable industry trends over the long-term.

Similar to the solid waste industry, certain segments of the water treatment equipment and services industry are experiencing strong internal growth and rapid consolidation. Companies negatively impacted by the slowdown in their Asian operations are in a recovery mode and, in our estimation, long-term growth trends in the water treatment equipment and services industry remain positive. In addition, the U.S. water utility industry is experiencing consolidation and attracting investment from foreign companies. As of October 31, 1999, the Fund had approximately 30% of its holdings in water treatment and water utilities, including positions in TETRA Technologies, Millipore, Vivendi (based in France), Cuno, SJW Corp., and American Water Works Co. Inc.

In addition, as of October 31, 1999, the Fund had approximately 9% of its holdings in independent power producers, including Calpine Corp. and AES.

INVESTMENT OUTLOOK
We are pleased with the performance of the Fund in fiscal year 1999, and are optimistic regarding the outlook for fiscal year 2000. Domestic solid waste volumes continue to grow and pricing remains positive. In our view, global growth prospects for water treatment equipment and services companies continue to be favorable. We believe that the Fund remains well positioned to take advantage of growth opportunities within the environmental services industry.

As always, we thank you for your continued interest and investment in the Alliance Global Environment Fund.


Sincerely,


John D. Carifa
Chairman and President


Linda Bolton Weiser
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES              ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Alliance Global Environment Fund is designed for investors desiring to participate in companies expected to benefit from the increased global commitment to a cleaner environment. Under normal circumstances, the Fund will invest substantially all of its assets in equity securities in two categories of Eligible Companies: those having a principal business including environmental protection and other providers of products or services intended to contribute to the environment.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                         8.21%          3.61%
5 Years                       10.96%         10.00%
Since Inception*               4.27%          3.79%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                         7.50%          4.81%
Since Inception*              -4.80%         -5.09%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
1 Year                         7.55%          6.88%
Since Inception*              -3.22%         -3.22%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                         6.05%          7.63%          9.57%
5 Years                       10.76%           N/A            N/A
Since Inception*               4.10%         -4.19%         -2.09%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date: 6/1/90 Class A; 10/6/97 Class B; 11/5/97 Class C.

N/A: not applicable.


3


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL ENVIRONMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90* TO 10/31/99
$49,000
$42,000
$35,000
$28,000
$21,000
$14,000
$10,000
$7,000

S&P 500 STOCK INDEX: $47,777
ALLIANCE GLOBAL ENVIRONMENT FUND CLASS A**: $14,092
FASC ENVIRONMENTAL INDEX: $11,274

6/30/90   10/31/90   10/31/91   10/31/92   10/31/93   10/31/94   10/31/95
   10/31/96   10/31/97   10/31/98   10/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Environment Fund Class A shares (from 6/30/90 to 10/31/99) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The FASC Environmental Index is a broad-based index of companies in the environmental industry.


Alliance Global Environment Fund
Standard & Poor's 500 Stock Index
FASC Environmental Index

*    Closest month-end after the Fund's Class A share inception date of 6/1/90.

**   Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.


4


TEN LARGEST HOLDINGS
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                             U.S. $ VALUE   NET ASSETS
-------------------------------------------------------------------------------

ECOLAB, INC.--The company develops and markets
  products and services for the hospitality,
  institutional and industrial markets.              $  970,419       11.0%
-------------------------------------------------------------------------------
TETRA TECHNOLOGIES, INC.--Provides comprehensive
  resource management, infrastructure and
  telecommunications support services.                  834,422        9.4
-------------------------------------------------------------------------------
MILLIPORE CORP.--Develops, manufactures and sells
  products that are used primarily for the analysis,
  identification, monitoring, and purification of
  liquids and gases.                                    790,500        8.9
-------------------------------------------------------------------------------
SEALED AIR CORP.--The company manufactures and
  sells protective and specialty packaging products.    725,412        8.2
-------------------------------------------------------------------------------
THERMO EUROTECH--The company offers a wide range
  of services, including the recycling of residual
  materials and the conversion of waste into energy.    472,558        5.3
-------------------------------------------------------------------------------
WASTE CONNECTIONS, INC.--Provides solid waste
  collection, transfer, disposal, and recycling
  services in secondary markets of the western
  United States.                                        432,250        4.9
-------------------------------------------------------------------------------
CALPINE CORP.--Acquires, develops, operates and
  owns power generation facilities, as well as sells
  electricity in the United States. The company
  also provides thermal energy for industrial
  customers.                                            403,375        4.6
-------------------------------------------------------------------------------
VIVENDI--An industrial service group that services
  the world market through subsidiaries in several
  areas. The subsidiaries produce and distribute
  water, generate electricity, collect and dispose of
  waste, offer construction and urban development
  services, provide mobile and fixed line telephone
  internet access services and publish newspapers,
  books, and magazines.                                 386,526        4.4
-------------------------------------------------------------------------------
AES CORP.--Provides electricity to customers.
  The company owns or has an interest in ninety
  four power facilities in fourteen countries.          378,131        4.3
-------------------------------------------------------------------------------
OM GROUP, INC.--Produces and markets value-added
  metal-based specialty chemicals and powders. The
  company supplies metal carboxylates, inorganic
  metal salts and metal powders for diverse
  applications to a variety of industries.              375,000        4.2
-------------------------------------------------------------------------------
                                                     $5,768,593       65.2%
-------------------------------------------------------------------------------


5


SECTOR DIVERSIFICATION
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                                   PERCENT OF
                                                    U.S. $ VALUE   NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                     $3,320,519       37.5%
Capital Goods                                         3,111,617       35.2
Consumer Staples                                        610,656        6.9
Energy                                                  792,631        9.0
Multi-Industry                                          386,526        4.4
Technology                                              138,188        1.6
Transportation                                          351,587        4.0
Utilities                                               234,500        2.6
Total Investments                                     8,946,224      101.2
Cash and other assets, net of liabilities              (102,764)      (1.2)
Net Assets                                           $8,843,460      100.0%


6


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-101.2%
AUSTRALIA-4.0%
Brambles Industries, Ltd.                        12,500      $   351,587

FRANCE-4.4%
Vivendi                                           5,100          386,526

NETHERLANDS-5.3%
Thermo Eurotech (a)(b)                          165,000          472,558

UNITED STATES-87.5%
AES Corp. (a)                                     6,700          378,131
Airgas, Inc. (a)                                 10,000           95,000
American Water Works Co.,
  Inc.                                            1,500           43,781
Calpine Corp. (a)                                 7,000          403,375
Catalytica, Inc. (a)                             11,000          138,187
Cuno, Inc. (a)                                   18,000          360,000
Donaldson Co., Inc.                               5,000          116,250
Ecolab, Inc.                                     28,700          970,419
Enron Corp.                                       8,000          319,500
General Electric Co.                              2,600          352,463
Graco, Inc.                                       5,900          197,650
Millipore Corp.                                  24,800          790,500
Minerals Technologies,
  Inc.                                            2,000           86,250
OM Group, Inc.                                   10,000          375,000
Sealed Air Corp. (a)                             13,100          725,412
Sigma-Aldrich Corp.                               4,500          128,250
SJW Corp.                                         2,000          234,500
Sonoco Products Co.                               7,500          180,000
Spartech Corp.                                    3,000           85,875
TETRA Technologies,
  Inc. (a)                                       52,562          834,422
United Technologies
  Corp.                                           4,300          260,150
Waste Connections,
  Inc. (a)                                       28,000          432,250
Waste Management, Inc.                           10,500          192,938
Wild Oats Markets,
  Inc. (a)                                        1,000           35,250
                                                             ------------
                                                               7,735,553

TOTAL INVESTMENTS-101.2%
  (cost $8,289,128)                                            8,946,224
Other assets less
  liabilities-(1.2%)                                            (102,764)

NET ASSETS-100%                                              $ 8,843,460


(a) Non-income producing security.

(b) Restricted and illiquid security, valued at fair value. (See notes A and F)

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $8,289,128)            $ 8,946,224
  Cash                                                                 245,154
  Receivable due from adviser                                           29,109
  Dividends and interest receivable                                      2,927
  Receivable for capital stock sold                                        144
  Total assets                                                       9,223,558

LIABILITIES
  Payable for investment securities purchased                          169,500
  Payable for capital stock redeemed                                    11,459
  Distribution fee payable                                               2,468
  Accrued expenses                                                     196,671
  Total liabilities                                                    380,098

NET ASSETS                                                         $ 8,843,460

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     1,564
  Additional paid-in capital                                         8,117,012
  Accumulated net realized gain on investments and foreign
    currency transactions                                               67,813
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        657,071
                                                                   $ 8,843,460

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($8,539,634/
    1,509,147 shares of capital stock issued and outstanding)            $5.66
  Sales Charge--4.25% of public offering price                             .25
  Maximum offering price                                                 $5.91

  CLASS B SHARES
  Net asset value and offering price per share ($266,577/47,777
    shares of capital stock issued and outstanding)                      $5.58

  CLASS C SHARES
  Net asset value and offering price per share ($31,729/5,720
    shares of capital stock issued and outstanding)                      $5.55

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($5,520/965 shares of capital stock issued and outstanding)          $5.72


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999                    ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                          $    54,552
  Interest                                                14,120   $    68,672

EXPENSES
  Advisory fee                                           116,634
  Distribution fee - Class A                              30,999
  Distribution fee - Class B                               2,324
  Distribution fee - Class C                                 323
  Custodian                                              129,747
  Audit and legal                                        118,080
  Registration                                            43,728
  Directors' fees                                         30,000
  Transfer agency                                         29,299
  Printing                                                21,240
  Miscellaneous                                           22,975
  Total expenses                                         545,349
  Less: expenses waived and reimbursed by the
    Adviser (see Note B)                                (168,307)
  Less: expense offset arrangement (see Note B)           (1,723)
  Net expenses                                                         375,319
  Net investment loss                                                 (306,647)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       1,135,801
  Net realized loss on foreign currency transactions                    (8,159)
  Net change in unrealized appreciation of:
    Investments                                                         83,730
    Foreign currency denominated assets and liabilities                   (420)
    Net gain on investments and foreign currency transactions        1,210,952

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   904,305


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1999           1998
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (306,647)  $   (650,162)
  Net realized gain on investments and foreign
    currency transactions                             1,127,642      4,572,240
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                               83,310     (7,383,845)
  Net increase (decrease) in net assets from
    operations                                          904,305     (3,461,767)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (4,655,923)   (23,312,560)
    Class B                                             (70,731)       (15,304)
    Class C                                              (9,442)       (45,452)
    Advisor Class                                        (1,754)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                         (805,430)   (12,060,609)
  Total decrease                                     (4,638,975)   (38,895,692)

NET ASSETS
  Beginning of year                                  13,482,435     52,378,127
  End of year                                      $  8,843,460   $ 13,482,435


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets, and .80 of 1% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Effective February 1, 1999 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 1999, such waivers and reimbursement amounted to $168,307.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $20,271 for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $1,723 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $392 from the sale of Class A shares and $2,081 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares, for the year ended October 31, 1999.

Brokerage commissions paid on investment transactions for the year ended October 31, 1999, amounted to $39,967, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $508,017 and $154,777 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $11,567,951 and $16,643,515 respectively, for the year ended October 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1999. At October 31, 1999, the cost of investments for federal income tax purposes was $8,385,823. Accordingly, gross unrealized appreciation of investments was $1,169,868 and gross unrealized depreciation of investments was $609,467, resulting in net unrealized appreciation of $560,401, (excluding foreign currency transactions).


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the Fund was a closed end management investment company. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     OCTOBER 31,    OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               83,689        55,756   $     527,447   $     849,917
Shares issued in
  reinvestment of
  distributions          563,375     1,310,177       2,935,183      11,708,454
Shares redeemed         (732,786)   (2,561,773)     (4,459,977)    (24,890,942)
Net decrease             (85,722)   (1,195,840)  $    (997,347)  $ (12,332,571)


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold               40,120        17,859   $     244,845   $     188,915
Shares issued in
  reinvestment of
  distributions           11,443         1,716          59,160          15,304
Shares redeemed          (22,153)       (1,221)       (123,377)         (9,093)
Net increase              29,410        18,354   $     180,628   $     195,126

                                    NOVEMBER 5,                     NOVEMBER 5,
                                      1997(A)                         1997(A)
                                        TO                              TO
                                    OCTOBER 31,                     OCTOBER 31,
                                       1998                            1998
                                   ------------                  --------------
CLASS C
Shares sold                4,336         8,706   $      24,606   $     123,284
Shares issued in
  reinvestment of
  distributions              246         5,087           1,263          45,325
Shares redeemed           (2,567)      (10,088)        (16,808)        (96,487)
Net increase               2,015         3,705   $       9,061   $      72,122

                                    DECEMBER 29,                   DECEMBER 29,
                                      1997(A)                        1997(A)
                                        TO                             TO
                                    OCTOBER 31,                    OCTOBER 31,
                                       1998                           1998
                                   ------------                  --------------
ADVISOR CLASS
Shares sold                   77         1,557   $         489   $      15,054
Shares issued in
  reinvestment of
  distributions              331            -0-          1,739              -0-
Shares redeemed               -0-       (1,000)             -0-        (10,340)
Net increase                 408           557   $       2,228   $       4,714


NOTE F: RESTRICTED AND ILLIQUID SECURITY
                                                   DATE ACQUIRED       COST
                                                  ---------------    ---------
Thermo Eurotech                                   3/19/91-4/15/91    $ 529,926


The security shown above, formerly known as Beheersmaatchappij Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A. The value of this security at October 31, 1999 was $472,558 representing 5.3% of net assets.


(a)  Commencement of distribution.


14


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


15


FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS A
                                           -----------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 8.34       $18.77       $16.48       $12.37       $11.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.18)(a)(b)  (.24)(a)     (.23)(a)     (.13)         .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .60        (1.12)        3.65         4.26          .60
Net increase (decrease) in net asset
  value from operations                          .42        (1.36)        3.42         4.13          .63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)       (1.13)          -0-          -0-
Total dividends and distributions              (3.10)       (9.07)       (1.13)        (.02)          -0-
Net asset value, end of year                  $ 5.66       $ 8.34       $18.77       $16.48       $12.37
Market value, end of year                                                            $13.25       $ 9.375

TOTAL RETURN
Total investment return based on net
  asset value                                   8.21%(c)   (10.51)%(c)   23.51%(c)    33.48%(d)     5.37%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $8,540      $13,295      $52,378     $100,271      $85,416
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements                              3.54%(e)     2.80%(e)     2.39%        1.60%        1.57%
  Expenses, before waivers/
    reimbursements                              5.12%          -0-          -0-          -0-          -0-
  Net investment income (loss)                 (2.88)%(b)   (2.27)%      (1.35)%       (.85)%        .21%
Portfolio turnover rate                          110%         205%         145%         268%         109%


See footnote summary on page 19.


16


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS B
                                            ------------------------------------
                                                                      OCTOBER 6,
                                                                       1997 (F)
                                             YEAR ENDED OCTOBER 31,       TO
                                            ------------------------  OCTOBER 31,
                                               1999         1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $ 8.30       $18.76       $19.92

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.21)(b)     (.27)        (.20)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .59        (1.12)        (.96)
Net increase (decrease) in net asset
  value from operations                          .38        (1.39)       (1.16)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)          -0-
Net asset value, end of period                $ 5.58       $ 8.30       $18.76

TOTAL RETURN
Total investment return based on net
  asset value (c)                               7.50%      (10.79)%      (5.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $266         $152         $235(g)
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements                              4.12%(e)     3.52%(e)    20.84%(h)
  Expenses, before waivers/
    reimbursements                              5.90%          -0-          -0-
  Net investment loss                          (3.44)%(b)   (2.93)%      (1.03)%(h)
Portfolio turnover rate                          110%         205%         145%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                    CLASS C
                                            ------------------------
                                                         NOVEMBER 5,
                                               YEAR        1997(F)
                                               ENDED         TO
                                            OCTOBER 31,  OCTOBER 31,
                                               1999         1998
                                            -----------  -----------
Net asset value, beginning of period          $ 8.27       $19.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.21)(b)     (.27)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .59        (1.54)
Net increase (decrease) in net asset
  value from operations                          .38        (1.81)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)
Net asset value, end of period                $ 5.55       $ 8.27

TOTAL RETURN
Total investment return based on net
  asset value (c)                               7.55%      (12.88)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $32          $31
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements (e)                          4.02%        3.39%(h)
  Expenses, before waivers/
     reimbursements.                            5.83%          -0-
  Net investment loss                          (3.34)%(b)   (2.75)%(h)
Portfolio turnover rate                          110%         205%


See footnote summary on page 19.


18


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                 ADVISOR CLASS
                                            ------------------------
                                                         DECEMBER 29,
                                               YEAR        1997(F)
                                               ENDED         TO
                                            OCTOBER 31,  OCTOBER 31,
                                               1999         1998
                                            -----------  -----------
Net asset value, beginning of period          $ 8.37       $ 9.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.15)(b)     (.20)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .60         (.58)
Net increase (decrease) in net asset
  value from operations                          .45         (.78)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)          -0-
Net asset value, end of period                $ 5.72       $ 8.37

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.65%       (8.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $5           $5
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements (e)                          3.09%        3.04%(h)
  Expenses, before waivers/
    reimbursements                              4.86%          -0-
  Net investment loss                          (2.41)%(b)   (2.39)%(h)
Portfolio turnover rate                          110%         205%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1999 and the year ended October 31, 1998, the ratios of expenses to average net assets were 3.53% and 2.79% for Class A, 4.10% and 3.51% for Class B, 4.00% and 3.38% for Class C and 3.08% and 3.03% for Advisor Class shares, respectively.

(f)  Commencement of distribution.

(g)  Actual net assets without 000's omitted.

(h) Annualized.


19


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL ENVIRONMENT FUND,
INC.
We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 7, 1999


20


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
LINDA BOLTON WEISER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ07094
Toll-Free 1-(800)-221-5672


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


22


ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVAR1099